EXHIBIT P

                   DEED OF TRUST AND SECURITY AGREEMENT WITH
                              ASSIGNMENT OF RENTS

     This Deed of Trust and Security Agreement with Assignment of Rents (the "Deed of Trust") dated ___________________, _____ from ___________, a
___________ with its principal place of business and mailing address at
__________________ (hereinafter referred to as "Grantor") to
___________________, a _____________ with its principal place of business and mailing address at ____________________, as Trustee (the "Trustee") and in trust for the benefit of Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business at 111 West Monroe Street, Chicago, Illinois 60690, (hereinafter referred to as "Harris") for itself and as agent hereunder for the Lenders hereinafter defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as "Beneficiary");

                         W I T N E S S E T H  T H A T:

     WHEREAS, Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower") has entered into with Harris (individually and as administrative agent for itself and the lenders who may from time to time be parties to the Credit Agreement described below (individually a "Lender" and collectively the "Lenders")) that certain Credit Agreement dated as of November 25, 1997, as the same may from time to time be amended (as so amended, the "Credit Agreement") pursuant to which the Lenders commit, subject to certain terms and conditions, to make a revolving credit facility (the "Revolving Credit") in the aggregate principal amount of $______________ available to the Borrower; and

     WHEREAS, Harris may, pursuant to the Credit Agreement and as part of the Revolving Credit referred to above, issue letters of credit (individually an "L/C" and collectively the "L/Cs") for the account of the Borrower in an aggregate face amount not to exceed $__________ and with expiry dates of not more than one year from the date of issuance thereof, but in no event later than _________________, _______, which L/Cs are to be issued upon and subject to the terms of separate applications and agreements for L/Cs to be executed by the Grantor (individually an "Application" and collectively the "Applications"); and

     WHEREAS, pursuant to the Credit Agreement Harris commits, subject to certain terms and conditions and as part of the Revolving Credit referred to above, to make swingline loans (the "Swingline Loans") to the Borrower in an aggregate principal amount outstanding at any time not to exceed
$________________; and

     WHEREAS, pursuant to the Credit Agreement the Lenders may, but are not obligated to, make competitive bid loans ("Bid Loans" and, together with all loans made under the Revolving Credit and all Swingline Loans, individually a "Loan" and collectively the "Loans") to the Borrower in an aggregate principal amount outstanding at any time which, together with the aggregate principal amount of all other Loans then outstanding shall not exceed $________________; and

     WHEREAS, all Loans made to the Borrower under the Credit Agreement are to be evidenced by Revolving Credit Notes of the Borrower, aggregating $__________, dated ____________, _____, payable to the order of the respective Lender named thereon and maturing in no event later than _______________, ________ and bearing interest thereon at the rates and payable at the times provided in the Credit Agreement (such promissory notes and any and all promissory notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to collectively as the "Notes" and individually as a "Note"); and

     WHEREAS, Grantor, _________ and ________ (individually a "Guarantor" and collectively the "Guarantors") have executed and delivered to the Lenders a Guaranty Agreement dated _____________, ____ (such Guaranty Agreement, as the same may from time to time be amended, the "Guaranty"), pursuant to which the Guarantors guaranty the payment when due of all of the Borrower's indebtedness, obligations and liabilities to the Lenders under the Credit Agreement, the Notes and the Applications; and

     WHEREAS, the Borrower owns, directly or indirectly, equity interests in the Grantor and provides Grantor with financial, management, administrative, technical support and other services pursuant to a management services agreement which enables Grantor to conduct its business in an orderly and efficient manner in the ordinary course; and

     WHEREAS, Grantor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrower; and

     WHEREAS the Lenders (or the Beneficiary on their behalf) may enter into an intercreditor agreement with the holders of the Borrower's Senior Notes (or an agent or trustee on their behalf) to the extent such holders have a security interest in certain of the Mortgaged Premises to set forth their respective rights relating thereto; and

     NOW, THEREFORE, to secure (i) the payment of the principal of and interest on the Notes as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all advances now or hereafter evidenced thereby, (ii) the payment of all sums owing in connection with the L/Cs (collectively, the "Reimbursement Obligations") as and when the same become due and payable, (iii) the obligation of the Borrower to pay Beneficiary and the Lenders certain fees, costs, expenses, indemnities and other amounts pursuant to the Credit Agreement and the Applications, (iv) the payment and performance by the Guarantors of all of their indebtedness, obligations and liabilities under the Guaranty, (v) the payment of all other indebtedness, obligations and liabilities which this Deed of Trust secures pursuant to any of its terms and
(vi) the observance and performance of all covenants and agreements contained herein or in the Notes, the Credit Agreement, the Applications or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations and liabilities being hereinafter collectively referred to as the "indebtedness hereby secured"), Grantor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, and pledge unto Trustee, its successors and assigns, in trust, with power of sale as hereinafter set forth, all of Grantor's right, title and interest in and to the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V, VI and VII below, all of the same being collectively referred to herein as the "Mortgaged Premises":

                               GRANTING CLAUSE I

     That certain real estate lying and being in ____________, County of ____________ and State of Mississippi more particularly described in Schedule I attached hereto and made a part hereof.

                               GRANTING CLAUSE II

     All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever now or hereafter attached to or contained in or used or useful in connection with said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, including but not limited to all machinery, motors, fittings, radiators, awnings, shades, screens, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds thereof; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Deed of Trust to be real estate and covered by this Deed of Trust; and as to the balance of the property aforesaid, this Deed of Trust is hereby deemed to be as well a Security Agreement under the provisions of the Uniform Commercial Code of the State of Illinois for the purpose of creating hereby a security interest in said property, which is hereby granted by Grantor as debtor to Beneficiary as secured party, securing the indebtedness hereby secured. The addresses of Grantor (debtor) and Beneficiary (secured party) appear at the beginning hereof.

                              GRANTING CLAUSE III

     All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee or Beneficiary. By acceptance of this Deed of Trust, Trustee agrees, not as a limitation or condition hereof, but as a personal covenant available only to Grantor that until an Event of Default shall occur giving Trustee the power of sale or the right to foreclose this Deed of Trust, Grantor may collect, receive (but not more than 30 days in advance) and enjoy such rents.

                               GRANTING CLAUSE IV

     All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards").

                               GRANTING CLAUSE V

     All property and rights, if any, which are by the express provisions of this Deed of Trust required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Grantor or by anyone in Grantor's behalf.

                               GRANTING CLAUSE VI

     All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

                              GRANTING CLAUSE VII

     All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds and payments of insurance.

     TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, warranted, pledged and assigned, and in which a security interest is granted, or intended so to be, unto Trustee, its successors and assigns, forever.

     IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the indebtedness hereby secured; provided, however, that this instrument is upon the express condition that if either (i) the provisions of
Section 7.26(c) of the Credit Agreement are satisfied, or (ii) all of the indebtedness hereby secured shall have been paid and performed in full (including all sums payable under or according to the provisions of the Applications), all L/C's issued pursuant to the Applications shall have expired and any commitment in the Credit Agreement to advance funds shall have terminated, then this instrument and the estate and rights hereby granted shall cease, determine and be void and upon the written request and at the expense of Grantor, the Beneficiary shall request Trustee to release this Deed of Trust, the Trustee to then release this Deed of Trust without further inquiry or liability; otherwise this Deed of Trust is to remain in full force and effect.

     Grantor hereby covenants and agrees with Trustee and Beneficiary as follows:

      1. Payment of the Indebtedness. The indebtedness hereby secured will be promptly paid as and when the same becomes due.

      2. Further Assurances. Grantor will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Deed of Trust and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof.

      3. Ownership of the Mortgaged Premises. Grantor covenants and warrants that it is lawfully seized of and has good and marketable fee title to the Mortgaged Premises free and clear of all liens, charges and encumbrances whatsoever except encumbrances in the policy of title insurance accepted by the Beneficiary and those permitted under the Credit Agreement (collectively, "Permitted Encumbrances") and Grantor has good title, full power and authority to convey, transfer and mortgage the same to Trustee for the uses and purposes set forth in this Deed of Trust; and Grantor will warrant and defend the title to the Mortgaged Premises against all claims and demands whatsoever.

      4. Possession. Provided no Event of Default has occurred and is continuing hereunder, Grantor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this Deed of Trust.

      5. Payment of Taxes. Grantor shall pay before any penalty attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof and which, if unpaid, might by law become a lien or charge upon the Mortgaged Premises or any part thereof, and shall, upon written request, exhibit to Beneficiary official receipts evidencing such payments, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Beneficiary, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence and if Grantor shall have furnished such security, if any, as may be required in the proceedings or requested by Trustee or Beneficiary.

      6. Payment of Taxes on Notes, Deed of Trust or Interest of Trustee, Beneficiary or Lender. Grantor agrees that if any tax, assessment or imposition upon this Deed of Trust or the indebtedness hereby secured, or the Notes or Applications arising by virtue of the fact that this Deed of Trust has been executed and delivered, or the interest of Trustee or Beneficiary in the Mortgaged Premises or upon Trustee, Beneficiary or any Lender by reason of or as a holder of any of the foregoing (excepting therefrom any income tax on interest payments on the principal portion of the indebtedness hereby secured imposed by the United States or any state) is levied, assessed or charged, then, unless all such taxes are paid by Grantor to, for or on behalf of Trustee, Beneficiary or such Lender, as the case may be, as they become due and payable (which Grantor agrees to do upon demand of Trustee, Beneficiary or such Lender, to the extent permitted by law), or Trustee, Beneficiary or such Lender, as the case may be, is reimbursed for any such sum advanced by Trustee or Beneficiary, all sums hereby secured shall become immediately due and payable, at the option of Trustee or Beneficiary upon ninety (90) days' notice to Grantor, notwithstanding anything contained herein or in any law heretofore or hereafter enacted, including any provision thereof forbidding Grantor from making any such payment. Grantor agrees to exhibit to Trustee, Beneficiary or any Lender, upon request, official receipts showing payment of all taxes and charges which Grantor is required to pay hereunder.

      7. Recordation and Payment of Taxes and Expenses Incident Thereto. Grantor will cause this Deed of Trust, all deeds of trust supplemental hereto and any financing statement or other notice of a security interest required by Trustee or Beneficiary at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, security interest, assignment or other lien or charge upon the Mortgaged Premises, or any part thereof, in order fully to preserve and protect the rights of Trustee and Beneficiary hereunder and, without limiting the foregoing, Grantor will pay or reimburse Trustee or Beneficiary for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this Deed of Trust or any instrument issued pursuant hereto recorded.

      8. Insurance. Grantor will, at its expense, keep all buildings, improvements, equipment and other property now or hereafter constituting part of the Mortgaged Premises insured against loss or damage by fire, lightning, windstorm, explosion, flood, earthquake, mechanical and electrical breakdown, and such other risks as are usually included under "all risk" policies, or which are usually insured against by owners of like property. Such coverage shall be in amounts sufficient to prevent Grantor, Trustee or Beneficiary from becoming a co-insurer of any loss under applicable policies and such coverage shall provide that the losses are to be adjusted and paid on the basis of replacement value without deduction for physical depreciation. Losses shall be payable to Borrower and Beneficiary, such rights to be evidenced by the usual standard non-contributory form of mortgage clause to be attached to each policy. Grantor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby. Grantor shall also obtain and maintain public liability and workers' compensation insurance (or qualified self-insurance) in each case in form and content reasonably satisfactory to Beneficiary and in amounts as are customarily carried by owners of like property. All insurance required hereby shall be maintained with good and responsible insurance companies reasonably satisfactory to Beneficiary. Policies shall be issued such that: (i) no deductible amount shall be in excess of $3,000,000 unless approved in writing by Beneficiary, (ii) any losses shall be payable notwithstanding any act or negligence of Grantor, and (iii) no cancellation or non-renewal thereof shall be effective until at least thirty (30) days after receipt by Grantor and Beneficiary of written notice thereof, and shall be reasonably satisfactory to Beneficiary in all other material respects. Upon the execution of this Deed of Trust and thereafter not less than fifteen (l5) days prior to the expiration date of any policy delivered pursuant to this Deed of Trust, Grantor will deliver to Beneficiary certificates of insurance showing that Grantor has in effect insurance required by this Deed of Trust. In the event of foreclosure, Grantor authorizes and empowers Beneficiary to effect insurance upon the Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor to cancel any or all existing insurance policies to the extent that they apply to the Mortgaged Premises.

      9.  Damage to or Destruction of Mortgaged Premises.

            (a) Notice. In case of any material damage to or destruction of the Mortgaged Premises or any part thereof having a replacement cost value in excess of $3,000,000, Grantor shall promptly give written notice thereof to Beneficiary, generally describing the nature and extent of such damage or destruction, except to the extent said Mortgaged Premises (i) prior to its damage or destruction are uneconomical, obsolete or worn-out or (ii) are not necessary for or of importance to the proper conduct of Mortgagor's business in the ordinary course and all other parts of the Mortgaged Premises damaged or destroyed during the preceding twelve (12) calendar months had an a replacement cost value, prior to its damage or destruction, of less than $3,000,000.

            (b) Restoration. In case of any damage to or destruction of the Mortgaged Premises or any part thereof, Grantor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Grantor's expense, will promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Grantor) the restoration, replacement or rebuilding of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction, except to the extent such property is not necessary to the conduct of the Grantor's business in the ordinary course, or apply such proceeds to the prepayment of the indebtedness hereby secured.

            (c) Adjustment of Loss. Grantor shall have the right to adjust and compromise any losses under any insurance afforded pursuant hereto, but any adjustment and/or compromise of losses involving damage or destruction of the Mortgaged Premises or any part thereof in excess of $3,000,000 shall be subject to final approval of Beneficiary.

            (d) Application of Insurance Proceeds. Net insurance proceeds received by Beneficiary under the provisions of this Deed of Trust or any instruments supplemental hereto or thereto or under any policy or policies of insurance covering the Mortgaged Premises or any part thereof shall first be applied toward the payment of the amount owing on the indebtedness hereby secured in such order of application as Beneficiary may elect whether or not the same may then be due or be otherwise adequately secured; provided, however, that such proceeds shall be made available for the restoration of the portion of the Mortgaged Premises damaged or destroyed if written application for such use is made within thirty (30) days of receipt of such proceeds and no Event of Default or event which, with the passage of time, giving of notice, or both would constitute an Event of Default, shall have occurred and be continuing and, if the replacement cost of the portion of the Mortgaged Premises damaged or destroyed exceeds $10,000,000, the following conditions are satisfied: (i) Grantor has in effect business interruption insurance covering the income to be lost during the restoration period as a result of the damage or destruction to the Mortgaged Premises (subject to deductibles that do not impair the Borrower's ability to pay its obligations during the restoration period) or provides Beneficiary with other evidence satisfactory to it that Grantor has cash resources sufficient to pay its obligations during the restoration period; (ii) the effect of the damage to or destruction of the Mortgaged Premises giving rise to receipt of the insurance proceeds is not to terminate, or give a lessee the option to terminate, any lease of all or any portion of the Mortgaged Premises; (iii) if an Event of Default, or event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default, shall occur during restoration Beneficiary may, at its election, apply any insurance proceeds then remaining in its hands to the reduction of the indebtedness evidenced by the Notes and the other indebtedness hereby secured; (iv) Grantor shall have submitted to Beneficiary plans and specifications for the restoration which shall be satisfactory to it; and (v) Grantor shall submit to Beneficiary fixed price contracts with good and responsible contractors and materialmen covering all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Grantor shall have deposited the amount of such deficiency with Beneficiary. Any insurance proceeds to be released pursuant to the foregoing provisions may at the option of Beneficiary be disbursed from time to time as restoration progresses to pay for restoration work completed and in place and such disbursements may at Beneficiary's option be made directly to Grantor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Beneficiary. Beneficiary may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien. All title insurance charges and other costs and expenses paid to or for the account of Grantor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable upon demand with interest at the rate applicable to the Notes at the time such costs or expenses are incurred. Beneficiary may deduct any such costs and expenses from insurance proceeds at any time standing in its hands. If
Grantor fails to request that insurance proceeds be applied to the restoration of the improvements or if Grantor makes such a request but fails to complete restoration within a reasonable time, Beneficiary shall have the right, but not the duty, to release the proceeds thereof for use in restoring the Mortgaged Premises or any part thereof for or on behalf of Grantor in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all acts necessary to complete such restoration, including advancing additional funds in a commercially reasonable manner and in good faith, and any additional funds so advanced shall constitute part of the indebtedness hereby secured and shall be payable on demand with interest at the Default
Rate or such lower rate of interest as Grantor and all of the Lenders may agree at the time such funds are advanced.

     10. Eminent Domain. Grantor acknowledges that Condemnation Awards have been assigned to Trustee and Beneficiary, which awards Trustee and Beneficiary are hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor, and at Beneficiary's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Beneficiary may elect and whether or not the same may then be due and payable or otherwise adequately secured, and Grantor covenants and agrees that Grantor will give Beneficiary immediate notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Mortgaged Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Beneficiary copies of any and all papers served in connection with any such proceedings. Grantor further covenants and agrees to make, execute and deliver to Beneficiary, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Grantor for any taking, either permanent or temporary, under any such proceeding.

     11. Construction, Repair, Waste, Etc. Grantor agrees that no building or other improvement on the Mortgaged Premises and constituting a part thereof and having a fair market value in excess of $3,000,000 shall be altered, removed or demolished nor shall any fixtures or appliances on, in or about said buildings or improvements be severed, removed, sold or mortgaged, without the consent of Beneficiary and in the event of the demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, Grantor covenants that the same will be replaced promptly by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; to permit, commit or suffer no waste, impairment or deterioration of the Mortgaged Premises or any part thereof; to keep and maintain said Mortgaged Premises and every part thereof in such condition that is commercially reasonable and in the ordinary course of business for facilities in Grantor's industry; to comply in all material respects with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any federal, state or municipal authority; to observe and comply in all material respects with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by Grantor in connection with any existing or presently contemplated use of the Mortgaged Premises or any part thereof and not to initiate or acquiesce in any changes to or terminations of any of the foregoing or of zoning classifications affecting the use to which the Mortgaged Premises or any part thereof may be put that would materially and adversely affect the Mortgaged Premises without the prior written consent of Beneficiary.

     12. Liens and Encumbrances. Grantor will not, without the prior written consent of Beneficiary, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Mortgaged Premises or any part thereof, whether superior or subordinate to the lien hereof, except for this Deed of Trust and the Permitted Encumbrances.

     13. Right of Trustee or Beneficiary to Perform Grantor's Covenants, Etc. If Grantor shall fail to make any payment or perform any act required to be made or performed hereunder, Trustee or Beneficiary, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Grantor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the opinion of Trustee or Beneficiary, may be reasonably necessary or appropriate therefor. All sums so paid by Trustee or Beneficiary and all costs and expenses (including without limitation reasonable attorneys' fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Default Rate, shall constitute so much additional indebtedness hereby secured and shall be paid by Grantor to the party who made such payment on demand. Trustee or Beneficiary in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof. Trustee or Beneficiary, in performing any act hereunder, shall be the sole judge of whether Grantor is required to perform same under the terms of this Deed of Trust so long as it does so in good faith.

     14. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in granting clauses II, III, IV, V, VI or VII shall ipso facto, and without any further conveyance, assignment or act on the part of Grantor, become and be subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless Grantor shall from time to time, if requested by Trustee or Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust all such property.

     15. Inspection by Trustee or Beneficiary. Trustee, Beneficiary and any Lender shall have the right to inspect the Mortgaged Premises at all reasonable times, and access thereto shall be permitted for that purpose, provided that all such inspections shall be made in compliance with applicable health and safety laws.

     16. Subrogation. Grantor acknowledges and agrees that Trustee and Beneficiary shall be subrogated to any lien discharged out of the proceeds of any extension of credit evidenced by the Notes or out of any advance by Trustee or Beneficiary hereunder, irrespective of whether or not any such lien may have been released of record.

     17. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

            (a) the Mortgaged Premises or any part thereof shall be sold, transferred, or conveyed, whether voluntarily or involuntarily, by operation of law or otherwise, except for sales permitted by the Credit Agreement or sales of obsolete, worn out or unusable fixtures or personal property; or

            (b) any indebtedness secured by a lien or charge on the Mortgaged Premises or any part thereof which is or could become prior to the lien hereof is not paid when due or proceedings are commenced to foreclose or otherwise realize upon any such lien or charge or to have a receiver appointed for the property subject thereto or to place the holder of such indebtedness or its representative in possession thereof; or

            (c) any event occurs or condition exists which is specified as an "Event of Default" under the Credit Agreement; or

            (d) the Mortgaged Premises is abandoned (within the meaning of the laws of the jurisdiction in which the Mortgaged Premises are located).

     For the purposes of this Deed of Trust, the Mortgaged Premises shall be deemed to have been sold, transferred or conveyed in the event that more than fifty percent of the equity interest in Grantor shall be sold, transferred or conveyed, whether voluntarily or involuntarily, subsequent to the date hereof whether in one or a series of related or unrelated transactions.

     18. Remedies. When any Event of Default has occurred and is continuing or (regardless of the pendency of any proceeding which has or might have the effect of preventing Grantor from complying with the terms of this instrument and of the adequacy of the security for the Notes, Reimbursement Obligations and the other indebtedness hereby secured), and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

            (a) Acceleration. Beneficiary may, by written notice to Grantor, declare the Notes, Reimbursement Obligations and all unpaid indebtedness hereby secured, including any interest then accrued thereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind.

            (b) Uniform Commercial Code. Trustee shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of Illinois, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to Grantor at its address above set forth at least ten (l0) days prior to the sale or other event for which such notice is required. The costs and expenses of retaking, selling, and otherwise disposing of said property, including reasonable attorneys' fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Default Rate.

            (c) Foreclosure. Trustee may proceed to protect and enforce the rights of Trustee or Beneficiary hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Deed of Trust.

            (d) Exercise of Power of Sale. After the lapse of such time as may then be required by law, if any, and notice of default and notice of the time, place and terms of sale having been given as then required by law, including without limitation Section 89-1-55 of the Mississippi Code of 1972, as amended, Trustee, without demand on Grantor, shall sell the Mortgaged Premises on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels, and in such order as Beneficiary may determine, at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale.
If the Mortgaged Premises is located in two or more counties or two or more judicial districts of the same county, the Trustee may sell the whole in any of the counties, or in either of the judicial districts of a county in which any part of the land lies. Trustee shall execute and deliver to the purchaser a Trustee's Deed conveying the Property so sold, but without any covenant of warranty, express or implied. The recitals in the Trustee's Deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Beneficiary may bid at the sale. Trustee shall apply the proceeds of the sale to payment of (a) the costs and expenses of exercising the power of sale and of the sale, including the payment of the Trustee's fees and attorney fees and costs; (b) cost of any evidence of title procured in connection with such sale; (c) all sums expended under the terms hereof in conjunction with any default provision hereunder, not then repaid, with accrued interest at the Default Rate; (d) all sums then secured by this Deed of Trust, including interest and principal on the Notes and the Reimbursement Obligations; and
(e) the remainder, if any, to the person or persons legally entitled thereto, or Trustee, in Trustee's discretion, may deposit the balance of such proceeds with the Chancery Clerk of __________ County, Mississippi.

            (e) Appointment of Receiver. Trustee or Beneficiary shall, as a matter of right, without notice and without giving bond to Grantor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Grantor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

            (f) Taking Possession, Collecting Rents, Etc. Trustee or Beneficiary or their agent may enter and take possession of the Mortgaged Premises or any part thereof and manage, operate, insure, repair and improve the same and take any action which, in Trustee's or Beneficiary's judgment, is reasonably necessary or proper to conserve the value of the Mortgaged Premises. Beneficiary may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and used in the operation, rental or leasing thereof or any part thereof. Trustee or Beneficiary or their agent shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof (and for such purpose Grantor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Grantor irrevocably acknowledging that any payment made to Beneficiary hereunder shall be a good receipt and acquittance against Grantor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The right to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Trustee or Beneficiary hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The costs and expenses (including any receiver's fees, counsels' fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Grantor promises to pay upon demand together with interest at the Default Rate. Trustee or Beneficiary shall not be liable to account to Grantor for any action taken pursuant hereto other than to account for any rents actually received by Trustee or Beneficiary. Without taking possession of the Mortgaged Premises, Trustee or Beneficiary may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems commercially reasonably appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate.

     19. Waiver of Right to Redeem From Sale - Waiver of Appraisement, Valuation, Etc. Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this Deed of Trust, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Beneficiary may determine. Beneficiary shall have the right to become the purchaser at any sale made under or by virtue of this Deed of Trust and Beneficiary so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Beneficiary with the amount payable to Trustee by Grantor out of the net proceeds of such sale. In the event of any such sale, the Notes, Reimbursement Obligations and the other indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Grantor hereby waives any and all rights of redemption prior to or from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Grantor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

     20. Costs and Expenses of Foreclosure. In case of any sale of the Mortgaged Premises, or any part thereof, pursuant to any judgment or decree of any court or pursuant to the power of sale herein contained or in connection with the enforcement of any of the terms of this Deed of Trust or otherwise or by virtue of this Deed of Trust, there shall be allowed and included as additional indebtedness to be paid out of the proceeds of such sale, reasonable Trustee's fees incurred in connection with any exercise of the power of sale granted hereunder for all services rendered by Trustee, its agents, attorneys and counsel in and about foreclosure, enforcement or other protection of this Deed of Trust and all expenditures and expenses which may be paid or incurred by or on behalf of Trustee and/or Beneficiary and any Lender for attorneys' fees, appraisers' fees, environmental auditors' fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after such Trustee's sale or the entry of any foreclosure order or the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as Trustee or Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which expenditures shall become so much additional indebtedness hereby secured which Grantor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

     21. Application of Proceeds. The proceeds of any foreclosure or other sale of the Mortgaged Premises or of any sale of property pursuant to Section 17(b) hereof shall be distributed as provided in Section 3.6 of the Credit Agreement and, if applicable, any intercreditor agreement between the Lenders (or the Beneficiary on their behalf) and any other holders of a lien or security interest in the Mortgaged Premises or any part thereof.

     22. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor and against the property of Grantor for the amount of such deficiency; and Grantor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and the property of Grantor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

     23. Trustee's, Beneficiary's and Lenders' Remedies Cumulative - No Waiver. No remedy or right of Trustee, Beneficiary or any Lender shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Trustee and Beneficiary.

     24. Trustee and Beneficiary Party to Suits. If Trustee or Beneficiary shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Trustee and Beneficiary under this Deed of Trust (including probate and bankruptcy proceedings), or if Trustee and Beneficiary employs an attorney to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Trustee and Beneficiary shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceeding which might affect the Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Grantor agrees to pay to Trustee and Beneficiary, immediately and without demand, all reasonable costs, charges, expenses and attorney's fees incurred by Trustee and Beneficiary in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon demand with interest at the Default Rate.

     25. Modifications Not to Affect Lien. Trustee and Beneficiary, without notice to anyone, and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may in its discretion release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured, may extend the time of payment of any of the indebtedness hereby secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Grantor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Deed of Trust upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

     26. Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party, and shall be deemed to have been made when given to the relevant party, in accordance with Section 11.7 of the Credit Agreement.

     27.  Environmental Matters.

     (a) Definitions. The following terms when used herein shall have the following meanings:

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. SectionSection9601 et seq., and any future amendments.

     "Environmental Claim" means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority, or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Law" means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material, or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

     "Environmental Reports" means the Phase I Environmental Assessments of the Mortgaged Premises described in Granting Clause I conducted and delivered pursuant to the Credit Agreement.

     "Hazardous Material" means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as "hazardous" or "toxic" or words of like import pursuant to an Environmental Law.

     "Hazardous Material Activity" means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material.

     "Legal Requirement" means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, or local.

     "Material Adverse Effect" means any change or effect that individually or in the aggregate is or is reasonably likely to be materially adverse to (a) the assets, operations, income, condition (financial or otherwise) or business prospects of the Grantor and its subsidiaries, taken as a whole, (b) the lien of any mortgage, deed of trust or other security agreement covering the Mortgaged Premises or any part thereof, (c) the ability of the Grantor and its subsidiaries taken as a whole, to perform their obligations under any loan agreement, promissory note, mortgage, deed of trust, security agreement or any other instrument or document evidencing or securing any indebtedness, obligations or liabilities of the Grantor and it subsidiaries taken as a whole, owing to the Lenders or setting forth terms and conditions applicable thereto or otherwise relating thereto, or (d) the condition or fair market value of the Mortgaged Premises.

     "RCRA" means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. SectionSection6901 et seq., and any future amendments.

     "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

     (b) Representations and Warranties. Except as set forth in the Environmental Reports, the Grantor represents and warrants that: (i) the Grantor and the Mortgaged Premises comply in all material respects with all applicable Environmental Laws; (ii) the Grantor has obtained all governmental approvals required for its operations and the Mortgaged Premises by any applicable Environmental Law except for such approvals which if not obtained could not reasonably be expected to have a Material Adverse Effect; (iii) the Grantor has not, and has no knowledge of any other person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off the Mortgaged Premises that could reasonably be expected to have a Material Adverse Effect on the Mortgaged Premises and, to the knowledge of the Grantor, the Mortgaged Premises is not adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property that has not been properly remediated; (iv) to Grantor's knowledge, the Mortgaged Premises does not contain and has not contained any: (1) underground storage tank, (2) amounts of asbestos containing building material, (3) any landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or
(5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) except in the ordinary course of business but always in compliance in all material respects with all applicable laws, rules and regulations, the Grantor has not used a material quantity of any Hazardous Material and has conducted no Hazardous Material Activity at the Mortgaged Premises; (vi) the Grantor has no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) the Grantor is not subject to, has no notice or knowledge of and is not required to give any notice of any Environmental Claim involving the Grantor or the Mortgaged Premises, and to Grantor's knowledge there are no conditions or occurrences at the Mortgaged Premises which could reasonably be anticipated to form the basis for an Environmental Claim against the Grantor or the Mortgaged Premises; (viii) the Mortgaged Premises is not subject to any, and the Grantor has no knowledge of any imminent, restriction on the ownership, occupancy, use or transferability of the Mortgaged Premises in connection with any (1) Environmental Law or (2) Release, threatened
Release or disposal of a Hazardous Material; and (ix) to Grantor's knowledge, there are no conditions or circumstances at the Mortgaged Premises which pose an unreasonable risk to the environment or the health or safety of persons.

     (c)  Covenants.  The Grantor shall at all times do the following:
(i) comply in all material respects with, and maintain the Mortgaged Premises in compliance in all material respects with, all applicable Environmental Laws;
(ii) require that each tenant and subtenant, if any, of the Mortgaged Premises or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all governmental approvals required by any applicable Environmental Law for operations at the Mortgaged Premises except for such approvals which if not obtained or maintained could not be reasonably expected to have a Material Adverse Effect; (iv) cure any violation by it or at the Mortgaged Premises of applicable Environmental Laws; (v) except as permitted by applicable Environmental Law, not allow the presence or operation at the Mortgaged Premises of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at the Mortgaged Premises except in the ordinary course of its business and in compliance in all material respects at all times with all applicable laws, rules or regulations; (vii) within 10 business days notify the Beneficiary in writing of and provide any requested documents upon learning of any of the following in connection with the Grantor or the Mortgaged Premises which could reasonably be anticipated to have a Material Adverse Effect: (1) any liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law, (2) any Environmental Claim, (3) any violation of an Environmental Law or Release, threatened
Release or disposal of a Hazardous Material, (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any
(x) Release, threatened Release or disposal of a Hazardous Substance or
(y) Environmental Law, or (5) any environmental, natural resource, health or safety condition; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Release, threatened Release or disposal of a Hazardous Material as required by any applicable Environmental Law; (ix) abide by and observe any restrictions on the use of Mortgaged Premises imposed by any governmental authority as set forth in a deed or other instrument affecting the Grantor's interest therein;
(x) promptly provide or otherwise make available to the Beneficiary any requested environmental record concerning the Mortgaged Premises which the Grantor possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law. Notwithstanding the foregoing, Grantor shall be permitted to store and use Hazardous Materials on the Mortgaged Premises in the ordinary course of business and in compliance with all applicable laws.

     28. Liens Absolute, Etc. The Grantor acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee, Beneficiary or any other holders of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured of any other security for or guarantors upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of the Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured to realize upon to protect any of the indebtedness hereby secured or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any collateral security therefor, or of any guaranty thereof, or of any loan agreement executed in connection therewith. In order to realize hereon and to exercise the rights granted Trustee and Beneficiary hereby and under applicable law, there shall be no obligation on the part of Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured at any time to first resort for payment to the obligor on any note evidencing any of the indebtedness hereby secured or to any guaranty of any of the indebtedness hereby secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and Trustee shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     29. Direct and Primary Security - No Subrogation. The lien and security herein created and provided for stands as direct and primary security for the Notes and the Applications as well as for any of the other indebtedness hereby secured. No application of any sums received by the Trustee or Beneficiary in respect of the Mortgaged Premises or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Grantor to any right, title or interest in or to the indebtedness hereby secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid and satisfied.

     30. Substitute Trustee. Trustee, or any substitute Trustee, may be removed at any time with or without cause, at the option of Beneficiary, by written declaration of such removal signed by Beneficiary and duly recorded in the same records as this Deed of Trust, without any notice to or demand upon Trustee or substitute Trustee so removed, or Grantor or any other person. If at any time Trustee or any substitute Trustee should be so removed, or should absent himself from ____________, die, or refuse, fail or be unable to act as such Trustee or substitute Trustee, Beneficiary may appoint any person as substitute Trustee hereunder, without any formality other than a written declaration of such appointment executed by Beneficiary and duly recorded in the same records as this Deed of Trust; and immediately upon such appointment, the substitute Trustee so appointed shall automatically become vested with all the estate and title in the Property, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this Deed of Trust, and any conveyance executed by such substitute Trustee, including the recitals therein contained, shall have the same effect and validity as if executed by Trustee.

     31. Revolving Credit Loan. The Deed of Trust is given to secure, among other things, a revolving credit loan and shall secure not only presently existing indebtedness under the Credit Agreement but also future advances, whether such advances are obligatory or to be made at the option of Beneficiary, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this mortgage, although there may be no advance made at the time of execution of this Deed of Trust and although there may be no indebtedness hereby secured outstanding at the time any advance is made.
The lien of this Deed of Trust shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Premises are located. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness hereby secured (including disbursements which Beneficiary may make under this Deed of Trust, the Credit Agreement, the Applications or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of _____________________ Dollars ($____________)
plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Mortgaged Premises and interest on such disbursements, together with any fees, costs or expenses which may be payable hereunder (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). This Deed of Trust shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Mortgaged Premises, to the extent of the maximum amount secured hereby.

     32. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of several mortgages and other security documents (the aforesaid being together called the "Other Security Documents") which secure the indebtedness evidenced by the Notes, the Credit Agreement and the Applications. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee or Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or Beneficiary of any security for or guarantors upon any of the indebtedness hereby secured, or by any failure, neglect or omission on the part of the Trustee or Beneficiary to realize upon or protect any of the indebtedness hereby secured or any security therefor including the Other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromises, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor, including, without limitation, the Other Security Documents or of any guarantee thereof, and the Trustee or Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Trustee's or Beneficiary's rights and remedies under any or all of the Other Security Documents shall not in any manner impair the indebtedness hereby secured, except to the extent of payment, or the lien of this Deed of Trust and any exercise of the rights or remedies of Trustee or Beneficiary hereunder shall not impair the lien of any of the Other Security Documents or any of Trustee's or Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Security Documents separately or concurrently and in any order that it may deem appropriate.

     33. Default Rate. For purposes of this Deed of Trust, the term "Default Rate" shall mean the rate per annum determined by adding 2% to the rate per annum announced from time to time by Harris Trust and Savings Bank as its prime commercial rate, with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to become effective on the date of such change in said prime commercial rate.

     34. Governing Law. The creation of the Deed of Trust, the perfection of the lien or security interest in the Mortgaged Premises, and the rights and remedies of Trustee or Beneficiary with respect to the Mortgaged Premises, as provided herein and by the laws of the state in which the Mortgaged Premises is located, shall be governed by and construed in accordance with the internal laws of the state in which the Mortgaged Premises is located without regard to principles of conflicts of law. Otherwise, the Credit Agreement, the Notes, the Applications, and all other obligations of Grantor (including, but not limited to, the liability of Grantor for any deficiency following a foreclosure of all or any part of the Mortgaged Premises) shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to principles of conflicts of laws, such state being the state where such documents were executed and delivered.

     35. Agent. Beneficiary has been appointed as agent pursuant to the Credit Agreement. In acting under or by virtue of this Deed of Trust, Beneficiary shall be entitled to all the rights, authority, privileges and immunities provided in Sections 10.1 through 10.14 of the Credit Agreement, all of which provisions of said Sections 10.1 through 10.14 are incorporated by reference herein with the same force and effect as if set forth herein. Beneficiary hereby disclaims any representation or warranty to Lenders concerning the perfection of the security interest granted hereunder or the value of the Mortgaged Premises.

     36. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Deed of Trust shall in no way be affected thereby.

     37. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Deed of Trust contained by or on behalf of Grantor, or by or on behalf of Trustee or Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     38. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     39. Changes, Etc. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     40. Acceptance of Trust. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or any action or proceeding in which Grantor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

     IN WITNESS WHEREOF, Grantor has caused these presents to be signed and sealed the day and year first above written.
                                                  By ______________________
                                                    Its ___________________

[SEAL]

Attest:
_______________________________
________________ Secretary




STATE OF __________ )
                    )    SS
COUNTY OF _________ )

     I, ___________________________, a Notary Public in and for said County in the State aforesaid, do hereby certify that __________________________, ____________________ of _____________________, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that he signed and delivered the same instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal this _________ day of _____________,
____.



                                    __________________________________________
                                     Notary Public


                                     _________________________________________
                                     (Type or Print Name)


(SEAL)
Commission expires:
______________________

                                   SCHEDULE I
                               LEGAL DESCRIPTION




Property Address:  ___________________________________
                   ___________________________________
          P.I.N. No.:  _______________________________